EXHIBIT 10.2

THIS SUBSCRIPTION AGREEMENT WAS NOT ISSUED IN A REGISTERED TRANSACTION UNDER THE SECURITIES ACT OF 1933 (AS AMENDED, THE “SECURITIES ACT”). THE SECURITIES EVIDENCED HEREBY MAY NOT BE TRANSFERRED WITHOUT (i) AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER MAY BE LAWFULLY MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAW; OR (ii) SUCH REGISTRATION.

SUBSCRIPTION AGREEMENT AND REPRESENTATIONS

Rich Cigars, Inc.

3001 North Rocky Point East, Ste. 200

Tampa, FL 33607

Ladies and Gentlemen:

I, the undersigned, understand that Rich Cigars, Inc. a Florida Corporation (the “Company”) is offering 1,000,000 shares of restricted Series A Supermajority Voting Preferred Shares (“Preferred Shares”) pursuant to the terms of the Escrow Agreement, as amended, between the Company, Dror Svorai (“Purchaser”), and Matheau Stout, Esq. (“Escrow Agent”) at $.125 per Preferred Share. The offering is made in reliance upon an exemption from registration under the federal and state securities laws provided by Rule 506 of Reg. D of the Securities Act of 1933 and such other applicable exemptions from registration, for which the Preferred Shares may be qualified.

I hereby offer to purchase 1,000,000 restricted Preferred Shares and upon acceptance by you, agree to become a shareholder of the Company and to contribute to the Company as set forth herein. In order to induce the Company to accept my offer, I advise you as follows:

(1)	Receipt of copies of the Company’s September 30, 2017 10-Q, and a disbursement Schedule defining the Use of Proceeds from my purchase of the Preferred Shares, and such other documents as I have requested. I hereby acknowledge that I have received the Business Plan (as may be supplemented from time to time) relating to the Company; that I have carefully read the documents; and that I understand and agree to all of the terms, conditions, and provisions contained therein.
(2)	Availability of Information. I hereby acknowledge that the Company has made available to me the opportunity to ask questions of, and receive answers from the Company and any other person or entity acting on its behalf, concerning the contents of the Business Plan and the information contained in the corporate documents and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information provided by the Company and any other person or entity acting on its behalf.
(3)	Representations and Warranties. I represent and warrant to the Company (and understand that it is relying upon the accuracy and completeness of such representations and warranties in connection with the availability of an exemption for the offer and sale of the Preferred Shares from the registration requirements of applicable federal and state securities laws) that:

(A)	RESTRICTED SECURITIES.

(1)	I understand that the Preferred Shares have not been registered under the Securities Act of 1933, as amended (The Act), or any state securities laws.

(2)	I understand that if my subscription offer is accepted and the Securities are sold to me, I cannot sell or otherwise dispose of the Preferred Shares unless they are registered under the Act or the state securities laws or exemptions therefrom are available (and consequently, that I must bear the economic risk of the investment for an indefinite period of time):

(3)	I understand that the Company has no obligation now or at any time to register the Preferred Shares under the Act or the State securities laws or obtain exemptions therefrom.
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(4)	I understand that the Company will restrict the transfer of the Preferred Shares in accordance with the foregoing representations.

(B)	LEGEND.

I agree that any certificate representing the Preferred Shares and any securities issued upon conversion of such Preferred Shares, if applicable, will contain and be endorsed with the following, or a substantially equivalent, LEGEND:

“This share in the Company has been acquired pursuant to an investment representation by the holder and shall not be sold, pledged, hypothecated or donated, or otherwise transferred except upon the issuance to Company of a favorable opinion by its counsel and the submission to the Company of other evidence satisfactory to and as required by counsel to the Company; that any such transfer will not violate the Securities Act of 1933, as amended, and applicable state securities laws.”

(C)	AGE: CITIZENSHIP.

I am at least twenty-one years old and a citizen of the United States.

(D)	ACCURACY OF INFORMATION.

All information which I have provided to the Company concerning my financial position and knowledge of financial and business matters is correct and complete as of the date set forth at the end hereof, and if there should be any material change in such information prior to acceptance of this subscription offer by the Company, I will immediately provide the Company with such information.

(4)	OFFERING ACCEPTANCE PROCEDURE.

I understand that this subscription offer is subject to each of the following terms and conditions:

(A)	The Company may reject this subscription offer for any reason, and this subscription offer shall become binding upon the Company only when accepted, in writing, by the Company.

(B)	This subscription offer may not be withdrawn by me.

(5)	SUITABILITY. I hereby warrant and represent:

(A)	That I can afford a complete loss of the investment and can afford to hold the securities being purchased hereunder for an indefinite period of time;

(B)	That I consider this investment a suitable investment and;

(C)	That I have had prior experience in financial matters and investments

(6)	RESTRICTIONS.

This subscription is personal to the investor whose name and address appear below. It may not be sold, transferred, assigned or otherwise disposed of to any other person, natural or artificial.

(7)	CONDITIONS.

This subscription shall become binding upon the Company and me only when accepted, in writing, by the issuer.

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(8)	REPRESENTATIONS.

(A)	I have been furnished and have carefully read the Company’s Business Plan attached as exhibits thereto, including the Subscription Agreement. I am aware that:

(1)	There are substantial risks incident to the ownership of Preferred Shares in the Company, and such investment is speculative and involves a high degree of risk of loss by me of my entire investment in the Company;

(2)	No federal or state agency has passed upon the Preferred Shares or made any finding or determination concerning the fairness of this investment;

(B)	I acknowledge that I have been advised to consult my own attorney concerning the investment.

(C)	I acknowledge that the investment in the Company is an illiquid investment. In particular, I recognize that:

(1)	Due to restrictions described below, the lack of any market existing or to exist for these restricted Preferred Shares, in the event I should attempt to sell my shares in the Company, my investment will be highly illiquid and, probably must be held indefinitely.

(2)	I must bear the economic risk of investment in the restricted Preferred Shares for an indefinite period of time, since the Preferred Shares have not been registered under the Securities Act of 1933, as amended. Therefore, the Preferred Shares cannot be offered, sold, transferred, pledged, or hypothecated to any person unless either they are subsequently registered under said Act or an exemption from such registration is available and the favorable opinion of counsel for the Company to that effect is obtained, which is not anticipated.

(3)	My right to transfer my Preferred Share(s) will also be restricted as provided in this Subscription Agreement.

(D)	I represent and warrant to the Company that:

(1)	I have carefully reviewed and understand the risks of, and other considerations relating to, a purchase of the restricted Preferred Shares, including the risks set forth in this Agreement.

(2)	I and my investment advisors, if any, have been furnished all materials relating to the Company and its proposed activities, the offering of Preferred Shares, or anything set forth in the Business Plan which they have requested and have been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representations or information set forth in the Business Plan;

(3)	The Company has answered all inquiries that I and my investment advisors, if any, have put to it concerning the Company and its proposed activities and the offering and sale of the Preferred Share(s);

(4)	Neither I nor my investment advisors, if any, have been furnished any offering literature other than the Business Plan and SEC filings and the documents that may be attached as exhibits thereto and I and my investment advisors, if any, have relied only on the information contained in the Business Plan and such exhibits and the information furnished or made available to them by the Company;

(5)	I am acquiring the Preferred Share(s) for which I hereby subscribe for my own account, as principal, for investment purposes only and not with a view to the resale or distribution of all or any part of such Preferred Shares, and that I have no present intention, agreement or arrangement to divide my participation with others or to resell, transfer or otherwise dispose of all or any part of the Preferred Share(s) subscribed for unless and until I determine, at some future date, that changed circumstances, not in contemplation at the time of this purchase, makes such disposition advisable;

(6)	I, the undersigned, if on behalf of a corporation, partnership, trust, or other form of business entity, affirm that: it is authorized and otherwise duly qualified to purchase and hold Preferred
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Shares in the Company; recognize that the information under the caption as set forth in (a) above related to investments by an individual and does not address the federal income tax consequences of an investment by any of the aforementioned entities and have obtained such additional tax advice that I have deemed necessary; such entity has its principal place of business as set forth below; and such entity has not been formed for the specific purpose of acquiring Preferred Shares in the Company.

(7)	I have adequate means of providing for my current needs and personal contingencies and have no need for liquidity in this investment; and

(E)	I hereby adopt, accept, and agree to be bound by all the terms and conditions of this Agreement, and by all of the terms and conditions of the Articles of Incorporation, and amendments thereto, and Escrow Agreement. Upon acceptance of this Subscription Agreement by the Company, I shall become a Shareholder of the Company for all purposes, and the restricted Preferred Shares subscribed shall be issued.

(F)	The Subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors, and assigns of mine.

(G)	I hereby represent and warrant that:

(1)	I have either a net worth (exclusive of home, home furnishings, and automobiles) of at least ten times the amount of the investment. If a corporation, it is on a consolidated basis according to its most recent financial statement, within the above standards, and if a partnership, each partner is within the above standards.

(H)	I further hereby represent that either:

(1)	I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company and proposed activities thereof, the risks and merits of investment in the Preferred Shares and of making an informed investment decision thereon, and am not utilizing a purchaser representative in connection with evaluating such risks and merits; or

~~(2)~~	~~I and the persons listed in (3) below (not affiliated with the Company) together have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investment in the shares and make an informed decision~~

Note: If (1) is correct, cross out (2). If (2) is appropriate (1) and, if (3) below, list, and indicate professional or business relationship to the undersigned relied upon, or with whom the undersigned consulted, in evaluating the merits and risks investment in the shares. If such person is serving as a Purchaser Representative of me, have such individual(s) complete a Purchaser Representative Affidavit obtained from the Company.

(3)	In evaluating the merits and risks of investment in the Preferred Shares, I have relied upon the advice of, or consulted with, only the following persons (not affiliated with the Company):

i.	(None)_____________________________________

Name

___________________________________________

Relationship

ii.	___________________________________________

Name

___________________________________________

Relationship

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(I)	I HAVE / ~~HAVE NOT~~ previously invested in private placement securities (such as stock, equipment leasing, mineral, oil and gas, or cattle feeding syndications). (CROSS OUT INCORRECT ANSWER.)

(J)	I further represent and warrant:

(1)	That I have not distributed the Offering to anyone other than my designated Purchaser Representative.

(2)	That I hereby agree to indemnify the Company and hold the Company harmless from and against any and all liability, damage, cost, or expense incurred on account of or arising out of:

i.	Any inaccuracy in my declarations, representations, and warranties hereinabove set forth;

ii.	The disposition of any of the Preferred Shares which I will receive, contrary to my foregoing declarations, representations, and warranties; and

iii.	Any action, suit or proceeding based upon (1) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or (2) the disposition of any of the Preferred Shares or any part thereof.

(K)	This Agreement shall be construed in accordance with and governed by the laws of the State of Florida, except as to the manner in which the subscriber elects to take title to Preferred Shares of the Company which shall be construed in accordance with the State of his principal residence.

(L)	Upon request of the Company, I shall provide a sworn and signed copy of my current financial statement.

(9)	SUBSCRIPTION FOR INTERESTS:

Number of Preferred Shares subscribed for: 1,000,000 Series A

Total consideration: $125,000

Subscriber:

Name (please print) Dror Svorai

Social Security No. ________________________________

Address: ________________________________

(including Zip Code) ________________________________

Phone (___)___________________________

Nature of Business _______________________________

Net Worth $______________________________

Liquid Assets $______________________________

(10)	☒ (Check box if you are an Accredited Investor). Accredited Investor. I represent that I am an “Accredited Investor” or an Officer of an “Accredited Investor” as defined below:

Accredited investor shall mean any person who comes within any of the following categories, or who the issuer reasonably believes come within any of the following categories, at the time of the sale of the securities to that person.

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(A)	Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(B)	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

(C)	Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(D)	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(E)	Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000; excluding the market value of primary residence and debt thereon, except in the event the debt exceeds such primary residence value, such shall be deducted from net worth.

(F)	Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(G)	Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in §230.506(b)(2)(ii); and

(H)	Any entity in which all of the equity owners are accredited investors.

(I)	An entity or person defined under SEC CFR §230.001 and California Corporations Code §25102(n) (by inclusion).

An affiliate of, or person affiliated with, a specific person shall mean a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

I will hold title to my Preferred Shares as follows:

☐ Community Property

☐ Joint Tenants with Right Survivorship

☐ Tenants in Common

☒ Individually

☐ Other: (Corporation, Trust, Etc., please indicate)

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(Note: Subscribers should seek the advice of their attorneys in deciding in which of the above forms they should take ownership of the Preferred Shares, since different forms of ownership can have varying gift tax and other consequences, depending on the state of the investor’s domicile and their particular personal circumstances. For example, in community property states, if community property assets are used to purchase units held in individual ownership, this might have adverse gift tax consequences. IF OWNERSHIP IS BEING TAKEN IN JOINT NAME WITH A SPOUSE OR ANY OTHER PERSON, THEN ALL SUBSCRIPTION DOCUMENTS MUST BE EXECUTED BY ALL SUCH PERSONS.)

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IN WITNESS WHEREOF, subject to acceptance by the Company, I have completed this Subscription Agreement to evidence my Subscription as set forth hereinabove, and I submit herewith the Escrow Agreement authorizing the disbursement in the amount of $125,000 for 1,000,000 restricted Series A Preferred Shares to be issued this 27th day of November, 2017.

/s/ Dror Svorai_______________________ N/A________________________________

Subscriber	Subscriber

By:_Dror Svorai______________________ By: ________________________________

Please print the name that the Preferred Shares should be issued under and the address to which correspondence should be sent below:

Name:

DROR SVORAI______________________

Mailing Address:

____________________________________

____________________________________

____________________________________

THIS SUBSCRIPTION OFFER IS ACCEPTED THIS 27TH DAY OF NOVEMBER, 2017.

RICH CIGARS, INC., Company

By: /s/ Richard Davis

Richard Davis, CEO

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